July 30, 2010

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Prospectus
dated April 1, 2010

The following information supplements and supersedes any contrary information contained in the sections of the fund's prospectus entitled "Fund Summary – Portfolio Management" and "Fund Details – Goal and Approach" and " – Management – Subadvisers":

The fund's board has approved Lombardia Capital Partners, LLC (Lombardia) as an additional subadviser to the fund, effective July 30, 2010 (the Effective Date).

As of the Effective Date, the fund's assets will be allocated among five subadvisers – TS&W, Walthausen, Neuberger Berman, Riverbridge and Lombardia. The percentage of the fund's assets to be allocated initially to the subadvisers is approximately 25% to TS&W, 25% to Walthausen, 20% to Lombardia, 20% to Neuberger Berman and 10% to Riverbridge. The percentage of the fund's assets to be allocated to Lombardia and the reduction to the percentage of the fund's assets currently allocated to the other subadvisers, as applicable, will occur over time, generally by directing cash in-flows (purchases of fund shares and reinvested distributions) to Lombardia and out-flows (redemptions and expense items) to the other subadvisers. Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval. The percentage of the fund's assets allocated to a subadviser may be adjusted by up to 20% of the fund's assets without the approval of the fund's board.

Lombardia uses fundamental analysis and bottom-up value oriented stock selection. Lombardia seeks to identify companies whose stocks are trading below what Lombardia estimates to be their intrinsic value over a complete market cycle, typically a period of three years. Lombardia also looks for the presence of a catalyst (such as positive earnings per share revisions, share repurchases, corporate restructurings, or changes in management) that will trigger a price increase and drive the stock to its intrinsic value. Lombardia focuses on companies with strong balance sheets, free cash flow generation, liquidity, high interest coverage and below average levels of debt relative to their industry or sector. The investment process is research driven, primarily internal, and uses key inputs, such as earnings, sales and cash flow estimates, growth rates and a discount rate, to project future valuations. Lombardia typically sells a stock if the stock achieves its price target, it perceives a major change in the long-term outlook for the company or the company's industry, or it determines that a better investment opportunity exists.

Lombardia, 55 South Lake Avenue, Suite 750, Pasadena, California 91101, was founded in 1989 and is 97% employee-owned. Alvin W. Marley, CFA is responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Lombardia. Mr. Marley is a managing director and senior portfolio manager with Lombardia, which he joined in October 2005. Previously, he served as a managing director and head of small cap equities investment at UBS, which he joined in 1997. As of May 31, 2010, Lombardia had approximately $2.1 billion in assets under management.

July 30, 2010

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Statement of Additional Information
dated April 1, 2010

The following information supplements and supersedes any contrary information contained in the sections of the Fund's Statement of Additional Information entitled "Description of the Company and Fund," "Management of the Company and Fund" and "Management Arrangements":

The Manager has engaged Lombardia Capital Partners, LLC ("Lombardia" and, together with TS&W, Walthausen, Neuberger Berman and Riverbridge, the "Sub-Advisers") to serve as an additional subadviser to the Fund and to provide day-to-day management of that portion of the Fund's assets allocated to Lombardia, effective July 30, 2010.

Lombardia was founded in 1989 and is located at 55 South Lake Avenue, Suite 750, Pasadena, California 91101. As of May 31, 2010, Lombardia had approximately $2.1 billion in assets under management. Alvin W. Marley, CFA is responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Lombardia.

Portfolio Manager Compensation — Lombardia. Lombardia's compensation packages for its portfolio managers are comprised of base salaries and performance bonuses. For performance bonuses, each investment professional is evaluated by Lombardia's compensation committee using a combination of quantitative and subjective factors. The quantitative weight is 65% and the subjective weight is 35%. The quantitative measure is based on an internal attribution report broken down by analyst and focused on stock selection. Given that each of Lombardia's products has a stock picking strategy, Lombardia believes that this is the best measure of added value. Lombardia's compensation committee then considers three factors: 1) new idea generation, 2) teamwork, and 3) work ethic. New idea generation is intended to capture the quality and frequency of new idea generation. This factor credits or penalizes ideas that do not make it into the portfolios. Teamwork and work ethic will be measured both within individual teams and across the organization. Alvin W. Marley, the primary portfolio manager responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Lombardia, represents 25% of the firm's ownership. His compensation is also based on overall firm profitability.

Additional Information About the Portfolio Manager. The following table lists the number and types of other accounts advised by Mr. Marley, the Fund's primary portfolio manager responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Lombardia, and assets under management in those accounts as of December 31, 2009:

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed

Alvin W. Marley	0	N/A	0	N/A	42*	$558.3 million

(Lombardia)

* One of the other accounts managed by the portfolio manager (approximately $46.4 million in assets) is subject to a performance-based advisory fee.

As of the date of this Supplement, Mr. Marley did not beneficially own any shares of the Fund.

Conflicts of Interest — Lombardia. Lombardia manages each account using the same investment process. Positions and weightings are also similar across accounts, including those with performance-based fees. In addressing potential conflicts of interest, Lombardia will consider, and will disclose to clients, the following issues, among others, and will also explain how it addresses each potential conflict of interest including, but not limited to, personal trading, corporate opportunities, equitable treatment of accounts, insider trading, performance fees, valuation of client accounts, outside activities and business gifts. Lombardia has adopted certain compliance procedures which are designed to address these types of conflicts.